J.P. Morgan Conference Presentation January 2025 Exhibit 99.1

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding the progress and timing of the clinical development of the programs across our portfolio, including the expected therapeutic benefits of our programs, and potential efficacy and tolerability; the timing of clinical data updates across our pipeline, including the progress of doublet and triplet combinations for RLY-2608, the timing of clinical updates for RLY-2608; the timing of clinical initiation of our various programs, including a potential pivotal trial for RLY-2608, clinical development in vascular malformations, clinical development of our non-inhibitory chaperone for Fabry disease, and clinical development of our NRAS-selective inhibitor; the potential of our product candidates to address a major unmet medical need; expectations regarding our pipeline, operating plan, use of capital, expenses and other financial results; our cash runway projection; the competitive landscape and potential market opportunities for our product candidates; the expected strategic benefits under our collaborations; our ability to successfully establish or maintain collaborations or strategic relationships for our product candidates; expectations regarding current and future interactions with the U.S. Food and Drug Administration (FDA); our ability to manufacture our product candidates in conformity with the FDA’s requirements; the capabilities and development of our Dynamo®️ platform, including its role in identifying product candidates; our plans to develop, manufacture and commercialize our current product candidates and any future product candidates; and the implementation of our business model and strategic plans for our business, current product candidates and any future product candidates. The words “may,” “might,” “will,” “could,” “would,” “should,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions, or the negative thereof, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.  Any forward-looking statements in this presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks associated with: the impact of global economic uncertainty, geopolitical instability and conflicts, or public health epidemics or outbreaks of an infectious disease on countries or regions in which we have operations or do business, as well as on the timing and anticipated results of our clinical trials, strategy, future operations and profitability; the delay or pause of any current or planned clinical trials or the development of our drug candidates; the risk that the preliminary results of our preclinical or clinical trials may not be predictive of future or final results in connection with future clinical trials of our product candidates; our ability to successfully demonstrate the safety and efficacy of our drug candidates; the timing and outcome of our planned interactions with regulatory authorities; and obtaining, maintaining and protecting our intellectual property. These and other risks, uncertainties and important factors are described in the section entitled "Risk Factors" in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as any subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent our views only as of the date of this presentation and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners.

# Relay Tx – Clear Path to Address Large, Near-Term Commercial Opportunities

RELAY THERAPEUTICS

## Productive Platform & Strong Balance Sheet

- 8 DCs & 4 INDs
- 2 clinical POC datasets
- ~$840M cash as of end 3Q 2024

## Anticipated 2025 Corporate Milestones

| Program | Milestone |
|---|---|
| **Breast Cancer** *RLY-2608* | • **Pivotal trial start – 2025**<br>• **Full Ph1-2 data – 2025** |
| **Vascular Malformations** *RLY-2608* | **Clinical start – 1Q 2025** |
| **NRAS** *Pre-clinical* | **Clinical start – 2H 2025** |
| **Fabry Disease** *Pre-clinical* | **Clinical start – 2H 2025** |

**Progress 4 unnamed research programs**

© 2025 Relay Therapeutics

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# RLY-2608 Unlocks Large Breast Cancer Market

RELAY THERAPEUTICS

**Significant Breast Cancer Commercial Opportunity**

**$6B+** Current PI3Kα Pathway Total Addressable Market[1] *(Metastatic HR+/HER2- Breast Cancer)*

## Robust RLY-2608 Clinical Data

**RLY-2608 (600mg BID) + fulvestrant[2]**
*Interim data as of 04 Nov 2024*

- 2L+: 9.2mo mPFS
- 2L only: 11.4mo mPFS

5.5mo mPFS for capivasertib + fulv in pt with prior CDK4/6[3]

## Relay Tx's Extensive Global Clinical Experience



- 13 countries worldwide
- ~100 clinical sites
- 800+ patients dosed across trials

## Capital to Execute

**~$840M cash as of end 3Q 2024**

**RLY-2608 Breast Cancer Combinations**

- Fulvestrant doublet: Expected pivotal start
- CDKi + fulv triplets: ongoing
- Other novel combos

© 2025 Relay Therapeutics

1. Relay Tx PIK3CA internal market forecast (patient-based – US, EU5, Japan). Forecast includes estimates for genetic testing, class share, market access, compliance, duration of therapy and assumes current PIK3CA therapy net price (primary sources: SEER; GloboCan; Global Data; Evaluate Pharma; DRG Market Forecast; PIK3CAi PIs); 2. PI3KCAmut, HR+/HER2- Advanced / Metastatic Breast Cancer (post CDK4/6) ; 3. Turner N Engl J Med 2023; 388:2058-2070 (n=355); Note: data shown are not from head-to-head studies, and no head-to-head studies have been conducted

ReDiscover preliminary data as of 11/04/2024

4

Relay Tx – 2025 Priorities BREAST CANCER PI3Kα-Driven Breast Cancer PI3Kα-Driven Vascular Malformations 1st mutant-selective PI3Kα inhibitor 1st mutant-selective PI3Kα inhibitor Fabry Disease 1st non-inhibitory αGal chaperone GENETIC DISEASE GENETIC DISEASE NRAS-Driven Solid tumors 1st NRAS-selective inhibitor Solid Tumors

# PI3Kα Mutations Represent a Large Commercial Opportunity

## PI3Kα mutations represent a large commercial opportunity

| | |
|---|---|
| Breast Cancer | ~140k pts (prevalence[1]) |
| Vascular Malformations | ~170k pts (prevalence[2]) |
| Non-Breast Cancer Solid Tumors | ~90k pts (incidence[3]) |

## Non-selective PI3Kα targeting has significant limitations

- Challenging Tolerability
- Limited Efficacy
- Limited Combinability

## Relay Tx's Dynamo® Platform created mutant selective molecule



RLY-2608

1. Prevalent US patient population with a PIK3CA mutation in each line of therapy, excluding PTEN co-mutations (Global Data HR+/HER2- Breast Cancer Global Forecast, November 2023; 3rd party source for alteration rate); 2. Prevalent US patient population of vascular malformation patients with a PIK3CA mutation (multiple sources); 3. Incident US patient population solid tumors annually with a PIK3CA mutation, excluding PTEN and KRAS co-mutations (SEER; 3rd party source for alteration rate, May 2024)

© 2025 Relay Therapeutics

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# Breast Cancer – Large Market for Mutant-Selective PI3Kα Targeted Therapies



PIK3CA mutated HR+/HER2- BC Treatment Paradigm[1]
CURRENT STANDARD OF CARE
1L Endocrine Sensitive
10,000 pt
CDK4/6 + AI
(abema / ribo / palbo)
1L Endocrine Resistant
6,000 pt
CDK4/6 + fulvestrant
Inavolisib + palbo + fulv
2L
13,000 pt
Capivasertib + fulvestrant
or
Alpelisib + fulvestrant
or
Everolimus + AI
Fulvestrant
or
elacestrant
EMERGING TX
RELAY THERAPEUTICS
RLY-2608 COMBINATIONS
CDK4 + next gen oral ET
Inavolisib + fulv
ADCs
Oral SERD monoTx
$6B+
Current PI3Kα Pathway Total Addressable Market[2]
(Metastatic HR+/HER2- Breast Cancer)

1. Prevalent US patient population with a PIK3CA mutation in each line of therapy, excluding PTEN co-mutations (Global Data HR+/HER2- Breast Cancer Global Forecast, November 2023; 3rd party source for alteration rate); 2. Relay Tx PIK3CA internal market forecast (patient-based – US, EU5, Japan). Forecast includes estimates for genetic testing, class share, market access, compliance, duration of therapy and assumes current PIK3CA therapy net price (primary sources: SEER; GloboCan; Global Data; Evaluate Pharma; DRG Market Forecast; PIK3CAi PIs)

© 2025 Relay Therapeutics

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RLY-2608 – Mutant-Selective PI3Kα Additive to Many Potential Combinations PI3Kα Backbone Current Standard of Care Non-Mutant Selective Inhibitors (capivasertib, alpelisib, inavolisib) Emerging Options for Future Standard of Care RLY-2608 PIK3CAmut HR+/HER2- Breast Cancer Treatment Paradigm + Cell Cycle Hormone Therapy CDK4/6: Ribociclib, abemaciclib, palbociclib AI / fulvestrant CDK4, CDK2, CDK2/4 Oral SERD/SERM +

# RLY-2608 – ReDiscover Trial Overview

| Study Arm | | Part 1 – Dose Escalation | | Part 2 – Dose Expansion |
|---|---|---|---|---|
| Mono | RLY-2608 | *PIK3CA*mut Advanced Solid Tumors (mixed histologies) | MTD/RP2D | *PIK3CA*mut Advanced Solid Tumors *(CCOC, HNSCC, cervical, other[1], double PIK3CA mutants[2])* |
| Doublet | RLY-2608 + Fulvestrant | *PIK3CA*mut, HR+/HER2- Advanced / Metastatic Breast Cancer | MTD/RP2D | *PIK3CA*mut, HR+/HER2- Advanced / Metastatic Breast Cancer *(post-CDK4/6)* |
| Triplet | RLY-2608 + Fulvestrant + CDK4/6 & CDK4i | *PIK3CA*mut, HR+/HER2- Advanced / Metastatic Breast Cancer: Ribociclib (CDK4/6) | MTD/RP2D | *PIK3CA*mut, HR+/HER2- Advanced / Metastatic Breast Cancer *(post-CDK4/6)* |
| | | Pfizer Atirmociclib (CDK4) | MTD/RP2D | |

**Focus of Following Data** (Doublet arm)

1. Excludes PIK3CAmut clear cell OvCA, HNSCC, Cervical cancer, and colorectal patients; 2. Double mutation defined as one major PIK3CA mutation (E542X, E545X, H1047X) + ≥1 additional PIK3CA mutation per local assessment; CCOC = clear cell ovarian cancer

© 2025 Relay Therapeutics

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1. SABCS 2021 #P5-17-05 (n=60); 2. SABCS 2021 #PD-13-05; 3. Turner N Engl J Med 2023; 388:2058-2070 (n=355); 4. 5.5mo mPFS reported in CDK4/6-experienced patient sub-population of CAPItello-291; 5. Prior SERD includes fulvestrant and next-generation SERDs; 6. FDA Prescribing Information. Note: These data are derived from different clinical trials at different points in time, with differences in molecule composition, trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. 24% 37% ORR CBR 26%6 56% 19% 48% Capi ORR & CBR include 30% of pts who are CDK4/6-naïve 7.1mo 5.6mo 5.5mo 5.5mo4 mPFS 39% 67% 9.2mo 33% 0% 47% 52% 63% 23% 57% 39% % prior SERD5 % pt with >=2 prior LoT Data Benchmark BYLieve Cohort C2 (N=126) CAPItello-2913,6 (N=355) Ph1b Arm D1 (N=60) ReDiscover (N=52) Doublet Combination Regimens Alpelisib + fulvestrant Capivasertib + fulvestrant Inavolisib + fulvestrant RLY-2608 + fulvestrant (600mg BID, RP2D) not approved approved 2019 approved 2023 ReDiscover preliminary data as of 11/04/2024 PI3Kα Inhibitors – Efficacy Profiles

RLY-2608 – Efficacy: 11.4 Month Median PFS in 2L & Kinase Patients ReDiscover preliminary data as of 11/04/2024 Note: Follow-up estimated based on reversed KM. PFS estimates based on KM methods. Time Since First Dose (months) RLY-2608 600 mg BID (RP2D) + Fulvestrant Post-CDK4/6 Patients, excluding PTEN / AKT Co-Mutations Progression-Free Survival (%) Kinase Mutations (N=29) Time Since First Dose (months) Progression-Free Survival (%) Number of Patients at Risk: 2L Patients (N=32) 11.4mo mPFS (95% CI: 7.2, NR) 40% ORR (8/20 pt) 11.4mo mPFS (95% CI: 9.2, NR) 67% ORR (10/15 pt)

# PI3Kα Inhibitors – Tolerability Profiles

RELAY THERAPEUTICS

**Doublet Combination Regimens**

| Data Benchmark | Inavolisib + fulvestrant *not approved* | Alpelisib + fulvestrant *approved 2019* | Capivasertib + fulvestrant *approved 2023* | RLY-2608 + fulvestrant *(600mg BID, RP2D)* |
|---|---|---|---|---|
| | Ph1b Arm D[1] (n=60) | BYLieve[2] (n=127) | FDA Label[3] (n=355) | ReDiscover (n=64) |
| All Grade 3+ TRAEs | 33% | 62% | 42%[4] | 31% |
| Grade 3+ Hyperglycemia | 22% | 29% | 2% | 3% |
| Dose Discontinuation due TRAEs | 0% | 18% | 10% | 3% |

Discontinuous dosing: 4 days on, 3 days off

34% of pt BMI ≥30 and/or HbA1c ≥5.7%

1. SABCS 2021 #P5-17-05; 2. Rugo 2021 Lancet Oncol 22:489; 3. FDA Prescribing Information; 4. CAPItello-291: Turner N Engl J Med 2023; 388:2058-2070.

Note: These data are derived from different clinical trials at different points in time, with differences in molecule composition, trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

© 2025 Relay Therapeutics

ReDiscover preliminary data as of 11/04/2024

12

# RLY-2608 – Interim Clinical Data Continue to Show Clinically Meaningful PFS

| | More Heavily Pre-Treated Pt | | Favorable Tolerability | Favorable Efficacy *PIK3CA*mut, HR+/HER2- Advanced / Metastatic Breast Cancer (post CDK4/6) | | | |
|---|---|---|---|---|---|---|---|
| **RLY-2608 + Fulv** (600 mg BID, RP2D) | **41%** ≥2 prior LoT | **52%** Prior SERD | **31%** Gr3 TRAE | 2L+ | 9.2mo mPFS | ORR: 39% | CBR: 67% |
| | | | | 2L only | 11.4mo mPFS | | |
| **Capivasertib + Fulv[1]** (4 days on, 3 off) | **23%** ≥2 prior LoT | **0%** Prior SERD | **42%** Gr3 TRAE | Post-CDK4/6 | 5.5mo mPFS | ORR: 26% | CBR: 56% |

Capi ORR & CBR include 30% of pts who are CDK4/6 naïve

**Interim RLY-2608 data supportive of pivotal trial in post-CDK4/6 Breast Cancer against capivasertib**

1. CAPItello-291: Turner N Engl J Med 2023; 388:2058-2070; 2. In CAPItello-291, CBR and ORR not reported for CDK4/6-experienced patient population; ORR = objective response rate, mPFS = median progression free survival, LoT = line of therapy (metastatic setting), SoC = Standard of Care, TRAE = treatment related adverse effects, RP2D = recommended Phase 2 dose, CBR = clinical benefit rate, SERD = selective estrogen receptor degrader; Note: data shown are not from head-to-head studies, and no head-to-head studies have been conducted.

© 2025 Relay Therapeutics

ReDiscover preliminary data as of 11/04/2024

13

RLY-2608 – Initial Pivotal Trial Planned for Post-CDK4/6 Patients in 2025* Eligibility Criteria: PIK3CAmut HR+, HER2- advanced / met BC 1 prior line CDK4/6 inhibitor Broad metabolic inclusion criteria No known PTEN or AKT mutation RLY-2608 (600 mg BID, RP2D) + fulvestrant Capivasertib (400 mg BID 4 days on, 3 days off) + fulvestrant R Primary Endpoint: PFS Secondary Endpoints: OS, ORR, DoR, QoL Post-CDK4/6 Trial Post-CDK4/6 pivotal start expected in 2025 *Subject to discussions with regulators; eligibility criteria, endpoints, RP2D, and other aspects of trial design have not yet been finalized; OS = overall survival, DoR = duration of response, QoL = quality of life, met BC = metastatic Breast Cancer; 2L = 2nd line

# Large Unmet Need in Metastatic Breast Cancer

| *PIK3CA*mut, HR+/HER2- mBC[1] | | Median PFS of Current Standard of Care | | Potential Market Opportunity[9]: Current Market Oppty | Future Market Oppty |
|---|---|---|---|---|---|
| 1L Endocrine Sensitive | 10,000 patients | Ribociclib + AI[2] | 25 months | ~$4B | ~$6-7B |
| 1L Endocrine Resistant | 6,000 patients | Ribociclib + fulv[3] | 16-20 months | ~$2B | ~$3-4B |
| | | Inavolisib + palbo + fulv[4] | 15 months | | |
| 2L | 13,000 patients | Capivasertib + fulv[5] | 5.5mo | ~$2B | ~$3-4B |
| | | Alpelisib + fulv[6] | 5.6-8mo | | |
| | | CDK4/6 + fulv[7] | ~5-6mo | | |
| | | SERD monotx[8] | ~2-4mo | | |

Also abemaciclib or palbociclib

RLY-2608 Potential to Drive Meaningful Improvement

Notes: 1. Prevalent US patient population with a PIK3CA mutation in each line of therapy, excluding PTEN co-mutations (Global Data HR+/HER2- Breast Cancer Global Forecast, November 2023; 3rd party source for alteration rate); 2. All-comers and PIK3CAmut sub-group, MONALEESA-2; 3. All-comers and PIK3CAmut sub-group, MONALEESA-3; 4. INAVO120: SABCS 2023 GS03-13; 5. Turner N Engl J Med 2023; 388:2058-2070 (n=355); 6. Rugo 2021 Lancet Oncol 22:489, SABCS 2021 #P1-18-03; 7. MAINTAIN: Kalinsky 2023 J Clin Oncol 41:4004, postMONARCH: Kalinsky 2024 ASCO; 8. Elacestrant Prescribing Information; 9. Informed by qualitative and quantitative primary market research performed in Q2 2024

© 2025 Relay Therapeutics

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# RLY-2608 – On Track to Realize 1L Potential with Triplet Combinations

| Triplets | Dose Escalation |
|---|---|
| RLY-2608 + Fulvestrant + **Ribociclib** (CDK4/6, commercial SoC) | Currently dosing at biologically active doses of RLY-2608 |
| RLY-2608 + Fulvestrant + **Atirmociclib** (CDK4, Pfizer) | Atirmociclib triplet has initiated |

**Phase 1 Aim for Triplets: Demonstrate safety, tolerability and preliminary efficacy with both current generation CDK4/6 and next-gen CDK4 to enable pivotal development potential in both**

© 2025 Relay Therapeutics

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Relay Tx – 2025 Priorities BREAST CANCER PI3Kα-Driven Breast Cancer PI3Kα-Driven Vascular Malformations 1st mutant-selective PI3Kα inhibitor 1st mutant-selective PI3Kα inhibitor Fabry Disease 1st non-inhibitory αGal chaperone GENETIC DISEASE GENETIC DISEASE NRAS-Driven Solid tumors 1st NRAS-selective inhibitor Solid Tumors

# Vascular Malformations – Over 170,000 US Patients

## Vascular Malformation Types

| PIK3CA-Related Overgrowth Spectrum (PROS) | Lymphatic Malformation (LM) | Venous Malformation (VM) | Cerebral Cavernous Malformation (CCM) |
| --- | --- | --- | --- |
|  |  |  |  Cavernous malformation<br>©2013 MAYO |

| | PROS | LM | VM | CCM | Total US pt across types |
| --- | --- | --- | --- | --- | --- |
| US Patients | ~5-15k | ~80k | ~100k | ~120k | >300k pt |
| % *PIK3CA*mut | 100%<br>*~5-15k pt* | 80%<br>*~65k pt* | ~20-25%<br>*~20-25k pt* | 40-55%<br>*~50-65k pt* | ~170k pt<br>*PIK3CA*mut |
| Approved Therapies | Vijoice® (alpelisib) | No approved systemic therapy | | | |

Sources: ISSVA classification, NORD, Mayo Clinic, Novartis, Penington et al 2023, Gallagher et al 2022, Luks et al 2015, Limaye et al 2015, Peyre et al 2021, Hong et al 2021. Photo sources: Venot et al. Nature 2018, Wenger et al Genet Med 2022, Limaye et al Nature Genetics 2008, Mayo Clinic

© 2025 Relay Therapeutics

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# PI3Kα-Driven Vascular Malformations – Patient Treatment Journey

RELAY THERAPEUTICS

## Referral Pathway

| Step | Specialists |
|---|---|
| Symptom presentation | PCP, Dermatologist, Surgeon, ENT, etc. |
| Diagnosis | Geneticist, "Vascular Anomalist" |
| Treatment | Surgeon, Int. Radiologist, Dermatologist, Heme-Onc |

## Treatment & Ongoing Management

Frequency of use

| Treatment | Limitation |
|---|---|
| Watch and wait; Compression Therapy | Temporary; 50-75% of diagnosed pts receive local or systemic Tx |
| Local treatment: sclerotherapy, surgery | Invasive, recurrence is common (~25-40% recurrence rate) |
| Systemic therapy: Alpelisib, sirolimus | Incomplete responses, side effects & toxicities limit widespread use |

**Current unmet need for selective, systemic therapy for Vascular Malformations**

Source: primary research

© 2025 Relay Therapeutics
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Relay Tx – 2025 Priorities BREAST CANCER PI3Kα-Driven Breast Cancer PI3Kα-Driven Vascular Malformations 1st mutant-selective PI3Kα inhibitor 1st mutant-selective PI3Kα inhibitor Fabry Disease 1st non-inhibitory αGal chaperone GENETIC DISEASE GENETIC DISEASE NRAS-Driven Solid tumors 1st NRAS-selective inhibitor Solid Tumors

# NRAS – Large Validated Market With Significant Unmet Need

## NRAS mutations are a key driver of solid tumors, though no NRAS-selective agent exists



Pan-RAS
mut
NRAS
HRAS
KRAS
Downstream
RAS pathway
(pan-RAF, MEK, ERK)
RAF
MEK
ERK
Cell growth and proliferation

## NRAS mutations observed in broad range of tumor types

**~25,000 Annual US Patients[1]**



~0.6k Head and Neck
~2.2k NSCLC
~4.0k Melanoma²
~5.9k Thyroid Cancer
~0.4k Pancreatic Cancer
~6.4k Colorectal (CRC)
~1.1k Bladder Cancer

1. Newly diagnosed (incident) patients with an NRAS mutation for each tumor type (SEER, 3rd party source for alteration rate, Jan 2024); 2. Melanoma includes incident stage III and IV patients only (excludes stage 0-II patients)

© 2025 Relay Therapeutics
21

# Limited Therapeutic Window of Current Agents – Pan-RAF/RAS & MEK Inhibitors

## Non-Selective Agents in Development



Pan-RAS
mut
NRAS
HRAS
KRAS
Downstream RAS pathway (pan-RAF, MEK, ERK)
RAF
MEK
ERK
Cell growth and proliferation

*Scholl et al. 2007; Drosten et al. 2014; Esteban et al. 2001*

## Limited Tolerability

| | Rash | Liver Toxicity |
|---|---|---|
| MEK + RAFi | 25 – 80% | Inc. ALT: <10 – 22%<br>Inc. AST: <10 – 20% |
| Pan-RAS *(PDAC)* | 91% | Inc. ALT: 7%<br>Inc. AST: 5% |

KRAS KO is embryonic lethal in mice, whereas NRAS KO is tolerated

## Limited Target Inhibition

| | Dose Modifications |
|---|---|
| MEK + RAFi | 62 – 100% |
| Pan-RAS *(PDAC)* | 42% |

## Limited Efficacy

| Regimen (2L *NRAS*mut melanoma) | ORR | PFS (mo) |
|---|---|---|
| Naporafenib (RAFi) + trametinib (MEKi) | 13 – 47% | 4.2 – 5.5 |
| Exarafenib (RAFi) + binimetinib (MEKi) | 33% | -- |

Belvarafenib (RAFi) + cobimetinib (MEKi) had shown 39% ORR (n=13), but belvarafenib development discontinued

Sources: ESMO 2024 #613MO (exarafenib + binimetinib - efficacy evaluable n=33 and 35% of total n=52 received prior MAPKi), ASCO 2021 #3007 (Belvarafenib + cobimetinib, n=32 all, 13 for efficacy), de Braud 2023 J Clin Oncol 41:2651 (naporafenib + trametinib, n=30 expansion arm), ASCO 2023 #9510 (tunlametinib, n=95), ESMO 2023 652O (RMC-6236, n=111 pts at ≥80mg); Scholl et al. 2007; Drosten et al. 2014; Esteban et al. 2001; Revolution Medicines Corporate Presentation 12/02/2024.

© 2025 Relay Therapeutics

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Deep Regressions in PDXs Across Histologies & NRAS Genotypes Vehicle RTX-6 25 mg/kg QD RTX-6 100 mg/kg QD Binimetinib+ Exarafenib 3+10 mg/kg BID RTX-6 20 mg/kg QD Relay Tx compounds well tolerated in exploratory animal toxicology studies at exposures >10X above the predicted efficacious exposure level Exposure margin based on clinical findings from dose range finding data in dogs and rats; pending final histopathology results; PDX = patient derived xenografts

Relay Tx – 2025 Priorities BREAST CANCER PI3Kα-Driven Breast Cancer PI3Kα-Driven Vascular Malformations 1st mutant-selective PI3Kα inhibitor 1st mutant-selective PI3Kα inhibitor Fabry Disease 1st non-inhibitory αGal chaperone GENETIC DISEASE GENETIC DISEASE NRAS-Driven Solid tumors 1st NRAS-selective inhibitor Solid Tumors

# Fabry Disease – Large Validated Market With Significant Unmet Need

**Fabry disease is a lysosomal storage disorder affecting ~8,000 patients in US**

Over 1,000 different *GLA* gene mutations

Reduces αGal protein levels

Leads to accumulation of toxic Gb3 substrate

Broad clinical manifestations; Life threatening cardiac & renal disfunction

**Current therapies have established a market but have key limitations**

| Current Therapies | Limitations of Inhibitory Chaperone |
| --- | --- |
| Enzyme Replacement Therapy (ERT, intravenous): ~$1.6B peak sales[1] | 1. Limited αGal activation |
| Inhibitory Chaperone Therapy (migalastat): 40% of pts; ~$780M peak sales[2] | 2. Limited mutational coverage |
| | 3. Not combined with ERT |

**Need for a non-inhibitory αGal chaperone**

© 2025 Relay Therapeutics

1. Combination of Fabrazyme® (~$1,100M) and Replagal® (~$480M) 2030 forecasted WW sales per EvaluatePharma, April 2024; 2. Galafold® 2030 forecasted WW sales per EvaluatePharma, April 2024

25

Fabry Disease – Potential Benefits of Non-Inhibitory Chaperone Approach Notes: 1. R301Q mut αGal (2hr post compound washout, expressed in GLA KO HEK293 cells); In vitro αGal activity assay (4MU) across multiple GLA mutations expressed in HEK293 GLA KO cells (assessed at 1uM); 3. GLA KO mouse model, activity assessed following single dose of ERT and 14-day treatment with RTX-1

# Relay Tx – 2025 Priorities

| | BREAST CANCER | GENETIC DISEASE | SOLID TUMORS | GENETIC DISEASE |
|---|---|---|---|---|
| | PI3Kα-Driven Breast Cancer | PI3Kα-Driven Vascular Malformations | NRAS-Driven Solid tumors | Fabry Disease |
| |  |  |  |  |
| **Program** | 1st mutant-selective PI3Kα inhibitor | 1st mutant-selective PI3Kα inhibitor | 1st NRAS-selective inhibitor | 1st non-inhibitory αGal chaperone |
| **Large US opportunity** | ~140,000 pts[1] | ~170,000 pts[2] *(chronic treatment)* | ~28,000 pts[4] | ~8,000 pts[3] *(chronic treatment)* |
| **Anticipated Milestone** | • Pivotal trial start – 2025<br>• Full Ph1-2 data – 2025 | Clinical start – 1Q 2025 | Clinical start – 2H 2025 | Clinical start – 2H 2025 |

**Progress 4 unnamed research programs**

1. Prevalent US patient population with a PIK3CA mutation (excluding PTEN co-mutations) in adjuvant, first line metastatic and second line metastatic settings (Global Data HR+/HER2- Breast Cancer Global Forecast, November 2023; 3rd party source for alteration rate); 2. Prevalence of vascular malformations with a PIK3CA mutation (Gallagher et al 2022 and several other sources); 3. Prevalence of Fabry patients (National Fabry Disease Foundation, Jan 2024); 4. Newly diagnosed (incident) solid tumors with an NRAS mutation, excluding melanoma stages 0-II (SEER, 3rd party source for alteration rate, Jan 2024); 5. Fabry disease forecasted 2024 market size per EvaluatePharma, includes Galafold® and ERTs (May 2024)

© 2025 Relay Therapeutics

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# RLY-2608 Unlocks Large Breast Cancer Market

RELAY THERAPEUTICS

**Significant Breast Cancer Commercial Opportunity**

**$6B+** Current PI3Kα Pathway Total Addressable Market[1] *(Metastatic HR+/HER2- Breast Cancer)*

## Robust RLY-2608 Clinical Data

**RLY-2608 (600mg BID) + fulvestrant[2]**
*Interim data as of 04 Nov 2024*

- 2L+: 9.2mo mPFS
- 2L only: 11.4mo mPFS

5.5mo mPFS for capivasertib + fulv in pt with prior CDK4/6[3]

## Relay Tx's Extensive Global Clinical Experience

- 13 countries worldwide
- ~100 clinical sites
- 800+ patients dosed across trials

## Capital to Execute

**~$840M cash as of end 3Q 2024**

**RLY-2608 Breast Cancer Combinations**

- Fulvestrant doublet: Expected pivotal start
- CDKi + fulv triplets: ongoing
- Other novel combos

1. Relay Tx PIK3CA internal market forecast (patient-based – US, EU5, Japan). Forecast includes estimates for genetic testing, class share, market access, compliance, duration of therapy and assumes current PIK3CA therapy net price (primary sources: SEER; GloboCan; Global Data; Evaluate Pharma; DRG Market Forecast; PIK3CAi PIs); 2. PI3KCAmut, HR+/HER2- Advanced / Metastatic Breast Cancer (post CDK4/6) ; 3. Turner N Engl J Med 2023; 388:2058-2070 (n=355); Note: data shown are not from head-to-head studies, and no head-to-head studies have been conducted

ReDiscover preliminary data as of 11/04/2024

© 2025 Relay Therapeutics

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